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[Logo of AIG American General]                                    EXHIBIT (e)(7)
                                                          Request For Investment
                                                        Division/Series Transfer

American General Life Insurance Company
Member of American International Group, Inc.
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Insured/Participant Name:________________ Policy/Certificate Number:____________

Enter 100% or all if the entire current balance is to be transferred from one investment division/series to another investment division/series. Transactions are effective as of the date this form is received by our Administrative Office.

IMPORTANT: Please refer to your Prospectus for restrictions and specific information pertaining to Investment Division/Series transfers. Send completed form to American General Life's Administrative Office shown in the Policy Information Section of your contract.
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
         Transfer From:                                  Transfer To:

_______________________________    _______________________________   _________% or $____________
Investment Division/Series Name    Investment Division/Series Name

  _________% or $____________      _______________________________   _________% or $____________
                                   Investment Division/Series Name

                                   _______________________________   _________% or $____________
                                   Investment Division/Series Name


         Transfer From:                                  Transfer To:

_______________________________    _______________________________   _________% or $____________
Investment Division/Series Name    Investment Division/Series Name

  _________% or $____________      _______________________________   _________% or $____________
                                   Investment Division/Series Name

                                   _______________________________   _________% or $____________
                                   Investment Division/Series Name


         Transfer From:                                  Transfer To:

_______________________________    _______________________________   _________% or $____________
Investment Division/Series Name    Investment Division/Series Name

  _________% or $____________      _______________________________   _________% or $____________
                                   Investment Division/Series Name

                                   _______________________________   _________% or $____________
                                   Investment Division/Series Name


         Transfer From:                                  Transfer To:

_______________________________    _______________________________   _________% or $____________
Investment Division/Series Name    Investment Division/Series Name

  _________% or $____________      _______________________________   _________% or $____________
                                   Investment Division/Series Name

                                   _______________________________   _________% or $____________
                                   Investment Division/Series Name


NOTE: An investment division/series transfer does not affect future payments or contributions. If you want to change the way future payments or contributions should be allocated, you must complete a "Request for Change of Allocation"
form.
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__________________________________  ____________________________________________
Signature of Owner       Date       Signature of Joint Owner/Assignee   Date

[ ] Please check if this is an address change

________________________________________________________________________________
Number & Street                Town or City            State         Zip

AGLC 100553